Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-261241) of Sono Group N.V. of our report dated April 19, 2022 relating to the financial statements, which appears in this Form 20-F.

Munich, Germany

April 19, 2022

PricewaterhouseCoopers GmbH

Wirtschaftsprüfungsgesellschaft

/s/Alexander Fiedler                                         /s/ ppa. Sylvia Eichler

Wirtschaftsprüfer                                              Wirtschaftsprüferin

(German Public Auditor)                                  (German Public Auditor)